
Harlow

HUDSON
PACIFIC
PROPERTIES

Investor Presentation | September 30, 2018

Forward-Looking Statements and Non-GAAP Financial Measures

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations, and projections of revenue, net operating income, funds from operations, discounts to net asset values and other selected financial information. Forward-looking statements can be identified by the use of words such as "may," "will," "plan," "could," "should," "expect," "anticipate," "outlook," "estimate," "projected," "target," "continue," "intend," "believe," "seek," or "assume," and variations of such words and similar expressions are intended to identify such forward-looking statements. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. You should not rely on forward-looking statements as predictions of future events. Forward-looking statements involve numerous risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statement made by us. These risks and uncertainties include, but are not limited to: adverse economic and real estate developments in Northern and Southern California and the Pacific Northwest; decreased rental rates or increased tenant incentives and vacancy rates; defaults on, early terminations of, or non-renewal of leases by tenants; increased interest rates and operating costs; failure to generate sufficient cash flows to service our outstanding indebtedness; difficulties in identifying properties to acquire and completing acquisitions; failure to successfully integrate pending and recent acquisitions; failure to successfully operate acquired properties and operations; failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended; possible adverse changes in laws and regulations; environmental uncertainties; risks related to natural disasters; lack or insufficient amount of insurance; inability to successfully expand into new markets or submarkets; risks associated with property development; conflicts of interest with our officers; changes in real estate and zoning laws and increases in real property tax rates; and the consequences of any possible future terrorist attacks. You are cautioned that the information contained herein speaks only as of the date hereof and we assume no obligation to update any forward-looking information, whether as a result of new information, future events or otherwise. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission on February 16, 2018. In this presentation, we rely on and refer to information and statistical data regarding the industry and the sectors in which we operate. This information and statistical data is based on information obtained from various third-party sources, and, in some cases, on our own internal estimates. We believe that these sources and estimates are reliable, but have not independently verified them and cannot guarantee their accuracy or completeness.

USE OF NON-GAAP FINANCIAL MEASURES AND OTHER DEFINITIONS

This presentation contains certain non-GAAP financial measures within the meaning Regulation G and other terms that have particular definitions when used by us. The definitions of these non-GAAP financial measures and other terms may differ from those used by other REITs and, accordingly, may not be comparable. The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measure are either included in the Appendix hereto or in our Supplemental Operating and Financial Data report for the quarter ended September 30, 2018.

Glossary of Terms

ABR: ANNUALIZED BASE RENT

Office: Base rent payments (defined as cash rent payments before abatements) under commenced leases, multiplied by 12; excluding tenant reimbursements
Studio: Actual base rent for the trailing 12 months; excluding tenant reimbursements

RENT SPREADS

Initial rents on new and renewal leases compared to expiring rents for the same space within the previous 12 months

NOI: NET OPERATING INCOME[1]

Rental income less rental expenses

STABILIZED YIELD

Quotient of NOI and property investment once project has reached stabilization

FFO: FUNDS FROM OPERATIONS[1]

Earnings plus depreciation and amortization, less gains on sales ; FFO per share ratio used to assess REIT performance (in lieu of earnings per share (EPS))

FFO MULTIPLE

Share price divided by FFO per share

TOTAL MARKET CAPITALIZATION[1]

Sum of (i) pro-rata unsecured and secured debt excluding in-substance defeased debt, (ii) series A preferred units, and (iii) common equity capitalization

GROSS ASSETS

Total assets calculated in accordance with GAAP plus accumulated depreciation

NET DEBT

Total consolidated debt, excluding in-substance defeased debt and unamortized loan premiums / discounts and deferred financing costs, less cash and cash equivalents

SECURED DEBT

Debt secured by first-priority deed of trust liens on properties

STABILIZED PROPERTIES

Office properties that have reached 92% occupancy since the date acquired or placed under (re)development, excluding (re)development, held for sale and land assets

LEASE-UP PROPERTIES

Office properties that have not reached stabilization, excluding (re)development, held for sale and land assets

IN-SERVICE PROPERTIES

Stabilized and lease-up office properties

HUDSON PACIFIC PROPERTIES

1) See Appendix (p.38) for expanded definitions.

Specialize in Owning and Enhancing High-Quality Office and Studio Properties in Select West Coast Markets

- Value creation through leasing and redevelopment of operating assets, and development of ancillary sites
- Portfolio located in high-barrier office and studio markets poised for outsized growth, and more resilient through cycles
- Tenancy comprised of blue-chip and growth companies—the majority in tech, media and entertainment
- Strong balance sheet with exceptional flexibility and capital access
- Attractive valuation with a significant opportunity for growth



HUDSON PACIFIC PROPERTIES

Hudson Pacific

at a Glance

NYSE: HPP

INVESTMENT GRADE COMPANY

17.4M
SQUARE FEET[2]

51
OFFICE PROPERTIES

3
STUDIO PROPERTIES

2006
FOUNDED IN

2010
INITIAL PUBLIC OFFERING

90%
5-YEAR TOTAL SHAREHOLDER RETURN[3]

$7.5B
TOTAL MARKET CAPITALIZATION[4]

$723M
ANNUALIZED REVENUE[5]

31%
DEBT[6] / TOTAL MARKET CAPITALIZATION[4]

3.1%
DIVIDEND YIELD[7]

1) As of 9/30/18. 2) Square footage includes office, studio and land assets. Land square footage represents management's estimate of developable square feet, which may be subject to entitlement approvals not yet obtained. 3) Data provided by FactSet, and based on 9/30/18 closing share price. 4) See Glossary of Terms (p.3) for definitions. 5) Represents consolidated total revenue for the three months ended 9/30/18 annualized. 6) Debt includes pro-rata share of indebtedness for joint venture entities and series A preferred units and excludes in-substance defeased debt associated with One Westside and 10850 Pico (collectively, formerly Westside Pavilion), unamortized loan discount and deferred financing costs. 7) Dividend yield calculated as Q3 '18 dividend of $0.25 annualized divided by the 9/30/18 closing share price.

Contents



Section 1:

Our Business Model



Portfolio Spans the Most Dynamic West Coast Office Markets


WASHINGTON
OREGON
CALIFORNIA

SEATTLE: 1.5 MILLION S.F. | 8 % of ABR

SILICON VALLEY: 7.9 MILLION S.F. | 47 % of ABR

SAN FRANCISCO: 2.3 MILLION S.F. | 20 % of ABR

LOS ANGELES: 4.5 MILLION S.F. | 17 % of ABR

SUNSET STUDIOS HOLLYWOOD: 1.2 MILLION S.F. | 8 % of ABR

1) As of 9/30/18. See Glossary of Terms (p.3) for definitions. Square footage includes office (both in-service and development and redevelopment properties), studio and land assets. Land square footage represents management's estimate of developable square feet, which may be subject to entitlement approvals not yet obtained.

HUDSON PACIFIC PROPERTIES

Capital Discipline Facilitates Strategic Growth

+ $1.9 billion of public equity raised exclusively to fund transactions
+ 31% average Net Debt / Gross Assets, while growing Gross Assets 12x
+ Investment grade credit rated: Moody's (Baa3), S&P (BBB-), Fitch (BBB-)



Gross Assets ($ in Billions)
Consolidated Net Debt / Gross Assets
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$0.6
$1.0
$1.2
$1.6
$2.2
$2.5
$6.5
$7.1
$7.2
$7.4
1%
28%
32%
34%
40%
38%
34%
37%
33%
31%
Q2 '10 (IPO)
Q4 '10
Q4 '11
Q4 '12
Q4 '13
Q4 '14
Q4 '15
Q4 '16
Q4 '17
Q3 '18

HUDSON PACIFIC PROPERTIES

1) As of 9/30/18. See Glossary of Terms (p.3) for definitions and Appendix (p.37) for information and reconciliations of non-GAAP financial measures. Debt excludes defeased debt associated with One Westside and 10850 Pico (collectively, formerly Westside Pavilion).

Balance Sheet Enables Excellent Capital Access and Liquidity

Low Leverage—31% Debt / Total Market Capitalization[2]


31%
69%

- Total Equity Market Cap
- Debt

Minimal Exposure to Interest Rate Volatility[3,4]


8%
92%

- Fixed Rate Debt
- Floating Rate Debt

$794 Million of Untapped Liquidity


$252
$52
$490

- Undrawn Cash Revolver
- Cash
- Sunset Gower/Bronson Loan

Few Real Estate Assets Collateralize Debt[3]


16%
84%

- Unsecured Debt
- Secured Debt

1) As of 9/30/18. See Glossary of Terms (p.3) for definitions and Appendix (p.37) for information and reconciliations of non-GAAP financial measures. 2) Market capitalization based on closing share price as of 9/30/18. 3) Debt includes pro-rata share of indebtedness for joint venture entities and series A preferred units and excludes in-substance defeased debt associated with One Westside and 10850 Pico (collectively, formerly Westside Pavilion), unamortized loan discount and deferred financing costs. 4) Fixed rate debt includes floating rate debt with effective fixed rate as a result of derivative instruments on the full principal.

Leasing Expertise Drives Office Occupancy and Rents

+ 12.4 million square feet leased at 42% GAAP and 28% cash rent spreads since 2010 IPO
+ Stabilized and in-service office portfolios 94.6% and 91.4% leased, respectively

	% LEASED AT		CHANGE (BPS)	ANNUALIZED BASE RENT PER S.F.		CHANGE (%)
	Acquisition Date (Various)	9/30/18		Acquisition Date (Various)	9/30/18	
LOS ANGELES	50%	97%	4,685	$35	$48	40%
SAN FRANCISCO	81%	94%	1,292	$23	$51	124%
SILICON VALLEY	86%	88%	220	$41	$49	19%
SEATTLE	77%	94%	1,718	$24	$30	25%

HUDSON PACIFIC PROPERTIES

1) As of 9/30/18 for in-service office properties only. Leased percentage and ABR at acquisition calculated as the weighted average as of the last day of the first quarter following acquisition. See Glossary of Terms (p.3) for definitions.

Operating Expertise Improves Studio Occupancy and Cash Flow

+ Full-year studio same-store cash NOI increased 51% from 2010 to 2017
+ Year-to-date same-store studio cash NOI increased 12% year-over-year[2]
+ 49% of stage/production office square footage now under long-term leases[3]

Studio Same-Store Cash NOI Growth 2010-2017



$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
51%
$21.7M
$14.3M
2010
2017

1) As of 9/30/18. Same-store studios include Sunset Bronson and Sunset Gower Studios. 2) Year-over-year growth compares same-store studios cash NOI for the nine months ended 9/30/18 versus the same period a year ago. See Glossary of Terms (p.3) for definitions and Appendix (p.37) for information and reconciliations of non-GAAP financial measures. 3) Includes Sunset Gower, Sunset Bronson and Sunset Las Palmas Studios. Long-term leases defined as leases with maturities of three or more years.

Conservative Approach to (Re)Development

+ Focus on creating value through leasing, less capital intensive repositionings and redevelopment
+ (Re)Development projects represent only 15% of capital allocation since IPO[1]
+ Historical project costs average approximately 5% of total market capitalization[2]



Project Costs as % of Total Market Capitalization[2]
Market Capitalization ($ Billions)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
5.0%
5.0%
4.1%
6.9%
3.9%
5.2%
4.6%
5.0%
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Estimated Project Costs
Total Market Capitalization

1) Based on real estate held for investment or owned and sold assets as of 3/31/18 allocated by investment type at the respective date of acquisition. 2) As of 9/30/18. Estimated project costs based on management estimates as of the last day of the respective period and exclude capitalized interest, personnel costs and operating expenses. Total market capitalization based on the closing stock price as of the last day of the respective period.

Invest Strategically to Transform Underperforming Assets

$400+ Million Invested

7.7% Weighted Avg. Stabilized Yield

$218 Million of Estimated Value Creation



Vacant warehouse redeveloped as Class A office; 100% leased to Github

275 BRANNAN SAN FRANCISCO



Vacant warehouses redeveloped as Class A, LEED Gold office; 100% leased to Riot Games

ELEMENT LA WEST L.A



Vacant warehouse redeveloped as Class A office; 100% leased to Deluxe Media

3401 EXPOSITION SANTA MONICA



Vacant factory redeveloped as Class A, LEED Silver office; 100% leased to Honey Science Corp.

FOURTH & TRACTION L.A. ARTS DISTRICT

1) As of 9/30/18. See Glossary of Terms (p.3) for definitions. 2) Calculations are a weighted average for 275 Brannan, Element LA, 3401 Exposition, Fourth & Traction and 12655 Jefferson (sold). Value creation calculated by applying a 5% cap rate to stabilized cash NOI less total project cost as of stabilization. Project costs exclude capitalized interest costs, capitalized personnel costs and capitalized operating expenses capitalized. Actual value creation may differ materially from estimates. See Appendix (p.37) for additional calculation details.

Develop Best-In-Class Office Environments for Leading Companies

Focus on Ancillary Sites Adjacent to Operating Assets Allows for Lower Basis and Outsized Returns



115,000 S.F. of Class A office replaced dated, low-rise buildings at Sunset Gower; 100% leased to Technicolor as North American HQ

9.2% Stabilized Yield
$44 Million of Estimated Value Creation


NETFLIX

326,000 S.F. of Class A, LEED Gold office replaced former parking lot at Sunset Bronson; 100% leased to Netflix as L.A. HQ

10.2% Stabilized Yield
$152 Million of Estimated Value Creation

1) As of 9/30/18. See Glossary of Terms (p.3) for definitions. 2) Value creation calculated by applying a 5% cap rate to stabilized cash NOI less total project cost as of stabilization (Technicolor includes land). Project costs exclude capitalized interest costs, capitalized personnel costs and capitalized operating expenses. Actual value creation may differ materially from estimates. See Appendix (p.37) for additional calculation details.

HUDSON PACIFIC PROPERTIES

Committed to Sustainable Building Design and Operations

ENERGY STAR PARTNER

44 Energy Star-Labeled Buildings

90 Average Energy Star Rating (Top 10% for Energy Efficiency)

17% Energy Star Improvement from 2015 to 2017

100% of Office Portfolio Benchmarked in Energy Star's Portfolio Manager

U.S. GREEN BUILDING COUNCIL USGBC

23% of Office S.F. LEED Certified (Gold, Silver, or Platinum)

100% of New Developments Obtained/Pursuing LEED Certification

Exceptional Execution Generates Significant FFO Growth


FFO per Diluted Share Grew 84% from 2011 to 2017
$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
84%
$1.99
$1.08
2011
2017

1) FFO per diluted share results represent full-year FFO per share growth from 2011 to 2017 and excludes specified items. See Glossary of Terms (p.3) for definitions and Appendix (p.37) for information and reconciliations of non-GAAP financial measures.

5-Year Total Shareholder Return Outperforms Most Office REITs

90% Total Return from September 2013 to September 2018



110.0%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
Sep-2013
Jan-2014
May-2014
Sep-2014
Jan-2015
May-2015
Sep-2015
Jan-2016
May-2016
Sep-2016
Jan-2017
May-2017
Sep-2017
Jan-2018
May-2018
Sep-2018
HPP
90%
S&P 500
73%
RMZ USA
26%

1) As of 9/30/18. Data provided by FactSet and as of 9/30/18 closing share price.

Section 2:

Our Portfolio




TRAILER PARK





Los Angeles Market Snapshot

Unique Office and Studio Holdings in Leading Creative Markets


1
604 Arizona


2
Element LA


3
3401 Exposition


4
11601 Wilshire


5
10900 Washington


6
10950 Washington


7
Del Amo


8
6922 Hollywood


9
Sunset Gower Studios


Topanga State Park
Bel Air
Westwood
Brentwood
Century City
Beverly Hills
West Hollywood
Hollywood Hills
Hollywood
Los Feliz
Silver Lake
Mid - Wilshire
West LA
Santa Monica
South Bay
Culver City
Downtown LA
405
101
5
10


10
6040 Sunset


11
Sunset Bronson Studios


12
ICON + CUE


13
EPIC


14
Sunset Las Palmas Studios


15
Harlow


16
Fourth & Traction


17
Maxwell


18
10850 Pico


19
One Westside

OFFICE MARKET DRIVERS

- Streaming networks: Netflix, Amazon, Google establishing significant foothold to access talent
- Production increase: Networks spent over $60 billion on content creation in 2017[1]
- Maturing tech sector: 'Silicon Beach' expands to Hollywood, Downtown; $21 billion (#5) of VC investment since 2010[2]
- Limited new supply: Only 5.7 million S.F. (7.7% of supply) of new office construction delivered since 2010[3]

HUDSON PACIFIC PROPERTIES

1) MoffettNathanson/Recode. Includes original and acquired programming. 2) Pitchbook, *Venture Ecosystem Factbook: Seattle*, 2017. 3) Provided by CBRE data as of 11/15/18. Data included for Hollywood, Downtown L.A. and West L.A. submarkets.

Silicon Valley Market Snapshot

Largest Institutionally Held Office Portfolio with Lease-up Opportunities


Burlingame
San Mateo
Foster City
Belmont
San Carlos
Redwood City
Emerald Hills
Atherton
Palo Alto
Woodside
Stanford
Portola Valley
Mountain View
Sunnyvale
Loyola
Santa Clara
San Jose
Milpitas
Fremont
Newark
Union City
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20


1 Metro Center


2 ShoreBreeze


3 333 Twin Dolphin


4 555 Twin Dolphin


5 Towers at Shores Center


6 Skyway Landing


7 Page Mill Hill


8 Clocktower Square


9 Palo Alto Square


10 Page Mill Center


11 3176 Porter


12 3400 Hillview


13 Foothill Research Center


14 Techmart


15 Campus Center + Land


16 Gateway Place


17 Metro Plaza


18 Concourse


19 1740 Technology


20 Skyport Plaza + Land

OFFICE MARKET DRIVERS

+ Deep talent pool: Proximity to Stanford University—47% have bachelor's degree or higher[1]
+ Capital infusion: $43 billion of VC investment since 2010[2]
+ Large public tech companies: Google, Apple, Cisco, Oracle and Intel are top 5 employers[3]
+ Innovation outposts: Growing presence of large, non-tech companies (Walmart, Verizon, Ford, GE)

HUDSON PACIFIC PROPERTIES

1) U.S. Census Bureau, *American Community Survey*, 2016. 2) Pitchbook, *Venture Ecosystem Factbook: Seattle*, 2017 (reflects San Jose MSA). 3) Eastdil Secured, *Silicon Valley Market Update*, March 2018.

San Francisco Market Snapshot

Fully Leased, Iconic Office Assets in Prime Locations


1

Rincon Center I & II


2

901 Market


3

875 Howard


4

275 Brannan



625 Second


6

1455 Market


7

Ferry Building[2]


Financial District
Nob Hill
Bush Street
Market Street
Mission Street
2nd Street
Spear Street
Rincon Hill
Tenderloin
South Beach
Civic Center
Mid-Market
5th Street
South of Market
China Basin
US 101
Mission Street
10th Street
80
280
Mission Bay
1
2
3
4
5
6
7

OFFICE MARKET DRIVERS

- Deep talent pool: 57% bachelor's degree or higher[1]
- Capital infusion: $101 billion (#1) of VC investment since 2010[2]
- Urban sensibility: Tech companies expanding into the city to augment Silicon Valley HQ (Google, Facebook, Yahoo, Cisco)
- Limited new supply: Prop M caps annual office construction project completions at 950,000 S.F.

1) U.S. Census Bureau, *American Community Survey*, 2016. 2) Pitchbook, *Venture Ecosystem Factbook: Seattle*, 2017 (reflects San Francisco MSA). 2) Ferry Building purchased subsequent to 9/30/18.

Seattle Market Snapshot

Growing Office Foothold in Transforming Urban Markets



8 Lynnwood
Denny Way
Boren Ave
Howell St
Stewart St
Olive Ave
Bell Town
Pike Place Market
First Hill
E Madison St
12th Ave
James St
Downtown
1st Ave
James St
Broadway
E Yesler Way
Pioneer Square
S Jackson St
King St
1st Ave South
4th Ave South
12th Ave South


1

411 First


4

450 Alaskan


7

Hill7


2

83 King


5

95 Jackson


8

Northview Center


3

505 First


6

Met Park North

OFFICE MARKET DRIVERS

- Deep talent pool: 63% bachelor's degree or higher; 1,000 people moving to Seattle each week[1]
- Capital infusion: $8 billion (#6) of VC investment since 2010; U. of Washington spends $1+ billion (#4) on R&D annually[2]
- Blue-chip growth companies: Global HQ for Starbucks, Microsoft, Amazon (footprint increased nearly 8X since 2007)[2]
- Company in-migration as a result of expansion: Oracle, Stripe, Uber, Facebook, Google, HBO and Staples opened hubs to access talent[3]

1) U.S. Census Bureau, *American Community Survey*, 2016, U.S. Department of Education 2) Colliers International, *Seattle Office Update*, 6/30/18. 2) Pitchbook, *Venture Ecosystem Factbook: Seattle*, 2017; BestColleges.com, 2018. 3) Colliers International, *Research & Forecast Report – Puget Sound Region - Office*, Q3 2018.

Tenancy Comprised of Leading Blue-Chip and Growth Companies

15 Largest Tenants

% ABR

Tenant	Detail	% ABR
Google	NASDAQ : $724B	6.6%
NETFLIX	NASDAQ : $128B	4.7%
Riot Games	(Tencent - TCEHY)	3.3%
Square	NASDAQ : $30B	3.3%
UBER	$62B Post-$ Valuation	3.2%
QUALCOMM	NASDAQ : $66B	2.7%
salesforce	NASDAQ : $100B	2.7%
Stanford University	$25B Endowment	2.2%
NUTANIX	NASDAQ : $9B	2.1%
GSA	U.S. Government	1.7%
EMC²	(Dell)	1.6%
NFL	$80B+ Valuation	1.5%
Regus	(IWG Plc - IWG:LN)	1.3%
GitHub	(Microsoft : MSFT)	1.1%
technicolor	EURONEXT : €488M	1.1%

39% TOTAL



1455

1) As of 9/30/18. Public company market capitalization data as of 11/13/18. Uber, Stanford University and NFL valuations based on current management estimates. See Glossary of Terms (p.3) for definitions.

HUDSON PACIFIC PROPERTIES

Tenant Concentration in Tech, Media and Entertainment

Office Tenant Industry Diversification (% of ABR)


TECHNOLOGY: 40%
MEDIA & ENTERTAINMENT: 16%
LEGAL: 9%
BUSINESS SERVICES: 8%
FINANCIAL SERVICES: 7%
RETAIL: 4%
OTHER: 16%
40%
16%
9%
8%
7%
4%
16%

Technology Diversification (% of ABR)


Online Services
Software
Hardware & Tech Equipment
Business Support Services
Other
31%
23%
19%
15%
12%

Media & Entertainment Diversification (% of ABR)


Production & Service
Gaming
Advertising & Marketing
Other
62%
27%
8%
3%

HUDSON PACIFIC PROPERTIES

1) As of 9/30/18. See Glossary of Terms (p.3) for definitions.

Public and Mature Companies Dominate Tech Tenancy

+ 11% of tech ABR attributable to private companies in business less than 10 years (excludes Uber)
+ Only 6 tenants contribute more than 5% of tech ABR: Google, Square, Uber, Qualcomm, Salesforce, Nutanix
+ Nearly half of tech ABR comprised of tenants contributing less than 5%


Tech Composition by Public / Private & Age
(as % of Tech ABR)
25%
11%
64%
Private < 10 Yrs. (Excl. Uber)
Private > 10 Yrs. (+Uber)
Public


Tech Composition by % Contribution to Tech ABR
(as % of Tech ABR)
32%
52%
16%
<1%
>1% and < 5%
> 5%

1) As of 9/30/18. See Glossary of Terms (p.3) for definitions.

Facilities and Expertise Draw Media and Entertainment Users

+ Own/operate Sunset Studios—largest collection of independent studios in Hollywood and U.S.
+ 1.3 million S.F. of existing/under construction Class A office space adjacent to stages
+ Deep relationships with traditional and streaming networks (e.g., Netflix, ABC/Disney, CBS, Amazon, HBO)

Sunset GOWER STUDIOS



12 Stages 565,000 S.F.
Clients: Technicolor HQ,
ABC, Netflix, Amazon, HBO

Sunset BRONSON STUDIOS



10 Stages 308,000 S.F.
Clients: Netflix HQ,
KTLA, CBS, Showtime

Sunset LAS PALMAS STUDIOS



15 Stages 373,000 S.F.
Clients: MTV, Disney,
Comedy Central, Netflix

1) As of 9/30/18. Clients representative of both historical and current tenancy.

Section 3:
Our Opportunity






NORDSTROM rack
NORDSTROM rack



Net Operating Income Growth Driver:
Lease-Up of Office Acquisitions and Delivered (Re)Developments

Existing In-Service Lease-Up Portfolio

Region	Properties	Square Feet	% Leased	Submarket % Occupancy[2]
Silicon Valley	4	1,607,628	74.3%	87.0%
Seattle	2	202,633	69.4%	92.4%
Los Angeles	1	95,987	84.9%	89.1%
Total	7	1,906,248	74.3%	87.7%

New Leasing Strategies



Strategic Upgrades



Substantial Repositioning


2099
2055

1) Existing in-service lease-up portfolio as of 9/30/18, excluding Hill7 and Fourth & Traction, which were 100% leased, and Gateway and 11601 Wilshire, which were over 92% leased. See Glossary of Terms (p.3) for definitions. 2) Occupancy data provided by CBRE as of 9/30/18 and calculated based on a weighted average of applicable submarkets by region.

Net Operating Income Growth Driver: Re-Leasing Office Space at Substantially Higher Rents

20% Mark-to-Market on 2018 and 2019 Expirations
21% Mark-to-Market on In-Place Leases



Mark-to-Market Rent Growth: 2018 & 2019 Expirations
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
24%
$35.50
$43.91
16%
$51.38
$59.53
29%
$55.53
$71.39
35%
$29.24
$39.37
Los Angeles
227,037 Exp. S.F.
Silicon Valley
1,113,219 Exp. S.F.
San Francisco
203,622 Exp. S.F.
Seattle
175,939 Exp. S.F.
Expiring Rent
Market Rent

1) Remaining 2018 and 2019 expirations as of 9/30/18. Market rent statistics provided by CoStar and REIS. See Glossary of Terms (p.3) for definitions.

Net Operating Income Growth Driver: Building Pipeline of (Re)Development Projects

Under Construction

507,317 S.F. in Los Angeles – 60% pre-leased

Potential Future Projects

3.1 million S.F.—59% in Los Angeles, 41% in Silicon Valley

Over 840,000 S.F. of studio-adjacent opportunities[2]

Under-Construction Projects to Produce Estimated Weighted Avg. 8.5% Stabilized Yield[3]



EPIC
(Hollywood)



Maxwell
(L.A. Arts District)


Harlow

Harlow
(Hollywood)

1) As of 9/30/18. See Glossary of Terms (p.3) for definitions. 2) Land square footage represents management's estimate of developable square feet, which may be subject to entitlement approvals not yet been obtained. 3) Calculated as the weighted average of the stabilized yield for each under construction project. Initial stabilized yield calculated as the quotient of estimated NOI and total project cost upon stabilization.

Net Operating Income Growth Driver:
Enhancing Facilities and Operations at Sunset Las Palmas Studios

+ Investing $5 million to improve facilities and optimize stage and support space mix
+ Increasing stage occupancy from 78% to 90-95% by closing multi-year, multi-stage production deals
+ Increasing below-market production office rates by 10% coincident with improved client experience


2



Net Operating Income Growth Driver:
Driving Base and Percentage Rent Growth at the Ferry Building

+ Rolling 25% of leased office and retail square footage at a blended 28% mark-to-market by 2020
+ Additional revenue drivers (not underwritten): improvements to retail mix, programming and events, activating surrounding open space, expanding Farmer's Market
+ Ferry terminal expansion will bring ~14,000 additional passengers through per day starting in 2019





HUDSON PACIFIC PROPERTIES

Favorable Valuation Relative to Other West Coast Office REITs

HPP Trades at a Significant Discount

	HPP	Pure Peers
Current FFO Multiple	17.6x	19.4x
Forward FFO Multiple	16.0x	18.3x

Analyst Coverage Reinforces HPP's Unrealized Value

	HPP	Pure Peers
NAV Premium (Discount)	(20.9%)	(12.2%)



HUDSON PACIFIC PROPERTIES

1) As of 9/30/18. Pure peers include other pure-play West Coast Office REITS Kilroy Realty Corporation and Douglas Emmett. Current and forward FFO multiples based on 2017 and 2018 FFO consensus estimates, respectively. NAV consensus premium (discount) represents the delta between closing stock price and consensus NAV. See Glossary of Terms (p.3) for definitions.

HPP Offers a Compelling Investment Opportunity

Exceptional track record of unlocking value through leasing, redevelopment and development of ancillary sites

Blue-chip tenants in high-growth West Coast markets and industries, like technology, media and entertainment

Strong balance sheet with excellent capital access

Attractive valuation with a significant opportunity for growth





HUDSON PACIFIC PROPERTIES

Executive Team With Deep Real Estate and Public Company Experience



Victor J. Coleman
Chairman & CEO

Founded Hudson Capital in 2006 and served as Managing Partner.

Formerly Co-Founder, President, COO and Director at Arden Realty. Sold to GE.



Mark T. Lammas
COO & CFO

Joined in 2009 as CFO.

Formerly EVP, SVP and General Counsel at Maguire Properties, Inc.



Alexander Vouvalides
CIO

Joined in 2009. Prior roles as SVP, Acquisitions and VP, Asset Management.

Formerly with Credit Suisse.



Christopher Barton
EVP, Development & Capital Investments

Joined in 2006. Prior roles as SVP and VP, Construction & Development.

Formerly with Arden Realty and Beers-Skanska Construction.



Josh Hatfield
EVP, Operations

Joined in 2014. Prior roles as SVP, Operations and SVP, Northern California.

Formerly held senior positions at GE Capital Real Estate.



Arthur Suazo
EVP, Leasing

Joined in 2010. Prior roles as SVP, VP and Director of Leasing.

Formerly with Cushman & Wakefield and Savills Studley.



Kay Tidwell
EVP, General Counsel

Joined in 2010.

Formerly an attorney with Latham & Watkins LLP.



Laura Campbell
SVP, Investor Relations & Marketing

Joined in 2014. Prior roles as VP and Director of Investor Relations.

Formerly with Beal Private Capital and CIM Group.



Gary Hansel
SVP, Southern California

Joined in 2014.

Formerly SVP, Operations at GE/Arden Realty.



Drew Gordon
SVP, Northern California

Joined in 2011 as SVP, Northern California. Prior role as SVP, Pacific Northwest.

Formerly EVP and CIO at Venture Corporation.



Andrew Wattula
SVP, Pacific Northwest

Joined in 2017.

Formerly Managing Director with Beacon Partners.



Bill Humphrey
SVP, Sunset Studios

Joined in 2014.

Formerly SVP at Point 360 and Principal and Founder at Water Clock Media.

Appendix:

Definitions, Calculations & Reconciliations








EMC

Expanded Definitions

NOI: NET OPERATING INCOME

NOI is not a measure of operating results or cash flows from operating activities as measured by generally accepted accounting principles in the United States ("GAAP"), and should not be considered an alternative to income from continuing operations, as an indication of our performance, or as an alternative to cash flows as a measure of liquidity, or our ability to make distributions. All companies may not calculate NOI in the same manner. We consider NOI to be a useful performance measure to investors and management because, when compared across periods, NOI reflects the revenues and expenses directly associated with owning and operating our properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective not immediately apparent from income from continuing operations. We define NOI as operating revenues (including rental revenues, other property-related revenue, tenant recoveries and other operating revenues), less property-level operating expenses (which includes external management fees, if any, and property-level general and administrative expenses). NOI excludes corporate general and administrative expenses, depreciation and amortization, impairments, gain/loss on sale of real estate, interest expense, acquisition-related expenses and other non-operating items. Cash NOI is NOI adjusted to exclude the effect of straight-line rent and adjustments required by GAAP. We believe that NOI on a cash basis is helpful to investors as an additional measure of operating performance because it eliminates straight-line rent and other non-cash adjustments to revenue and expenses.

FFO: FUNDS FROM OPERATIONS

Funds From Operations before non-controlling interest is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We calculate FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustment for unconsolidated partnerships and joint ventures. The calculation of FFO includes the amortization of deferred revenue related to tenant-funded tenant improvements and excludes the depreciation of the related tenant improvement assets. We believe that FFO is a useful supplemental measure of our operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of our activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, our FFO may not be comparable to all other REITs. Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, we believe that FFO along with the required GAAP presentations provides a more complete measurement of our performance relative to our competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide. We use FFO per share to calculate annual cost bonuses for certain employees. However, FFO should not be viewed as an alternative measure of our operating performance because it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs and could materially impact our results from operations.

TOTAL MARKET CAPITALIZATION

Total capitalization represents the sum of (i) pro-rata unsecured and secured debt excluding in-substance defeased debt, (ii) Series A preferred units and (iii) common equity capitalization. Common equity capitalization represents the total shares of common stock and operating partnership units (assuming each unit owned by a third party has a market value equal to one share of common stock, including unvested restricted shares) outstanding as of the last date of the quarter, multiplied by the closing price at the last day of the quarter.

HUDSON PACIFIC PROPERTIES

Value Creation Calculations

REDEVELOPMENT PROJECT ESTIMATED VALUE CREATION ($ in Millions)							
	S.F.[1]	Total Project Costs[2]	Cap Rate	Stabilized NOI	Value	Value Creation	Yield[3]
3401 Exposition	63,376	$ 37.4	5%	$ 2.6	$ 52.1	$ 14.7	7.0%
Element LA	284,037	190.6	5%	15.6	311.6	120.9	8.2%
12655 Jefferson	100,756	60.1	5%	4.4	88.0	27.9	7.3%
275 Brannan	54,673	16.7	5%	2.5	50.9	34.2	15.3%
Fourth & Traction	131,701	97.4	5%	5.9	117.2	19.8	6.0%
Total	634,543	$ 402.2		$ 31.0	$ 619.8	$ 217.6	7.7%

DEVELOPMENT PROJECT ESTIMATED VALUE CREATION ($ in Millions)							
	S.F.[1]	Total Project Costs[2]	Cap Rate	Stabilized NOI	Value	Value Creation	Yield[3]
Technicolor	114,958	$ 52.6	5%	$ 4.8	$ 96.4	$ 43.8	9.2%
ICON	325,757	$ 145.9	5%	$ 14.9	$ 298.2	$ 152.3	10.2%

1) Square footage for office properties as determined by management based on estimated leasable square feet, which may be less or more than the Building Owners and Managers Association (BOMA) rentable area. Square footage may change over time due to re-measurement or re-leasing. Square footage for land assets represents management's estimate of developable square feet, which may be subject to entitlement approvals not yet been obtained. 2) Project costs exclude interest costs capitalized in accordance with Accounting Standards Codification ("ASC") 835-20-50-1, personnel costs capitalized in accordance with ASC 970-360-25 and operating expenses capitalized in accordance with ASC 970-340. (3) Estimated stabilized yield on project costs is calculated as the quotient of the estimated amounts of NOI and our investment in the property once the project has reached stabilization and initial rental concessions, if any, have elapsed. Our estimated initial stabilized yield excludes the impact of leverage. Our cash rents related to our value-creation projects are expected to increase over time and our average cash yields are expected, in general, to be greater than our estimated stabilized yields on a cash basis.

HUDSON PACIFIC PROPERTIES

Cash / GAAP Reconciliations

NET DEBT & TOTAL UNSECURED / SECURED DEBT	Q2-2010	Q4-2010	Q4-2011	Q4-2012	Q4-2013	Q4-2014	Q4-2015	Q4-2016	Q4-2017	Q3-2018
Unsecured and Secured Debt, net	$ 94,020	$ 342,060	$ 399,871	$ 582,085	$ 931,308	$ 918,059	$ 2,260,716	$ 2,688,010	$ 2,421,380	$ 2,332,795
Unamortized loan premium/discount and deferred financing cost	280	(643)	(1,965)	(1,201)	(5,320)	(3,056)	17,729	19,829	17,931	17,724
Debt related to held for sale property	-	-	-	-	-	42,449	-	-	-	-
Cash and cash equivalents	(84,509)	(48,875)	(13,705)	(18,904)	(30,356)	(17,753)	(53,551)	(83,015)	(78,922)	(52,456)
Net Debt	$ 9,791	$ 292,542	$ 384,201	$ 561,980	$ 895,632	$ 939,699	$ 2,224,894	$ 2,624,824	$ 2,360,389	$ 2,298,063
Secured debt	$ 94,300	$ 230,300	$ 397,906	$ 348,062	$ 770,988	$ 635,003	$ 723,445	$ 682,839	$ 464,311	$ 365,519
Unsecured debt	$ -	$ 111,117	$ -	$ 55,000	$ 155,000	$ 280,000	$ 1,555,000	$ 2,025,000	$ 1,975,000	$ 1,985,000
Total Unsecured and Secured Debt	$ 94,300	$ 341,417	$ 397,906	$ 580,884	$ 925,988	$ 915,003	$ 2,278,445	$ 2,707,839	$ 2,439,311	$ 2,350,519

GROSS ASSET VALUE ($ in Millions)	Q2-2010	Q4-2010	Q4-2011	Q4-2012	Q4-2013	Q4-2014	Q4-2015	Q4-2016	Q4-2017	Q3-2018
Total Assets,net	$ 622	$ 1,005	$ 1,153	$ 1,560	$ 2,131	$ 2,341	$ 6,254	$ 6,679	$ 6,622	$ 6,745
Accumulated Depreciation	21	27	53	85	116	143	273	424	549	650
Gross Asset Value	$ 643	$ 1,032	$ 1,206	$ 1,645	$ 2,248	$ 2,483	$ 6,527	$ 7,103	$ 7,171	$ 7,394

HUDSON PACIFIC PROPERTIES

1) During 2015, we adopted ASU 2015-03, Interest – Imputation of Interest. We reclassified certain deferred financing fees from an asset to a reduction in the carrying amount of Unsecured and Secured debt, net.

Cash / GAAP Reconciliations (Cont.)

STUDIO SAME-STORE CASH NET OPERATING INCOME				
	Twelve Months Ended		Nine Months Ended	
	12/31/17	12/31/10	9/30/18	9/30/17
Net income (loss)	$ 94,561	$ (2,682)	$ 92,524	$ 45,617
Adjustments:				
Interest expense	90,037	8,831	59,965	66,086
Interest income	(97)	(59)	(493)	(90)
Unrealized gain on non-real estate investment	-	-	(928)	-
Unrealized loss (gain) on ineffective portion of derivative instruments	70	(347)	-	82
Transaction-related expenses	598	4,273	283	598
Other (income) expense	(2,992)	192	(748)	(2,656)
Gains on sale of real estate	(45,574)	-	(43,337)	(16,866)
Operating Income	$ 136,603	$ 10,208	$ 107,266	$ 92,771
Adjustments:				
General and administrative	54,459	4,493	46,047	41,329
Depreciation and amortization	283,570	15,912	183,483	217,340
Office net operating income	(448,237)	(16,291)	(312,053)	(333,318)
Non-same-store studio NOI	(4,283)	-	(6,608)	(2,429)
One-time tenant improvement cost reimbursement	(694)	-	-	(694)
Same-store studio straight line rent adjustments	247	-	(855)	439
Studio same-store cash net operating income	$ 21,665	$ 14,322	$ 17,280	$ 15,438
Growth		51%		12%

HUDSON PACIFIC PROPERTIES

Cash / GAAP Reconciliations (Cont.)

FUNDS FROM OPERATIONS (FFO)				
	Twelve Months Ended			
	12/31/17		12/31/11	
Net income (loss)	$	94,561	$	(2,238)
Adjustments:				
Depreciation and amortization of real estate assets		281,773		44,660
Gains on sale of real estate		(45,574)		-
FFO attributable to non-controlling interests		(24,068)		(1,297)
Net income attributable to preferred stock and units		(636)		(8,108)
FFO to common shareholders and unit holders		306,056		33,017
Specified items impacting FFO:				
Transaction-related expenses		598		1,693
One-time property tax expenses		-		-
One-time debt extinguishment costs		1,114		-
Unrealized gain on non-real estate investment		-		-
FFO (excluding specified items)	$	307,768	$	34,710
Weighted average common stock/units outstanding-diluted		154,671		32,004
FFO (excluding specified items) per common stock/unit - diluted	$	2	$	1.08

HUDSON PACIFIC PROPERTIES

Contact:

Laura Campbell

SVP, Investor Relations & Marketing

(310) 622-1702

lcampbell@hudsonppi.com